Exhibit 99.1

Windstream Holdings II, LLC ("Windstream", "we", "us", "our", or "the Company") has presented in this Investor Supplement unaudited adjusted results, which excludes depreciation and amortization, straight-line expense under the master leases with Uniti Group, Inc. ("Uniti"), equity-based compensation expense, and certain other costs. We have also presented certain measures of our operating performance, on an adjusted basis, that reflects the impact of the cash payment due under the master leases with Uniti. In addition, we have presented on a pro forma adjusted basis Adjusted EBITDA as if Uniti's fourth quarter 2021 prepayment of all quarterly amounts due in 2022 were made as scheduled.

During the first quarter of 2023, we completed a number of activities to maximize our strategic optionality by further separating our business units, which included legal entity changes, financial reporting modifications and alignment of our network infrastructure to our business unit operations. To better reflect the individual business unit financial performance, we established various intercompany billing agreements related to network sharing arrangements between our business units and created a new OfficeSuite business unit. These intercompany transactions have no impact on our consolidated results of operations as the intercompany revenues and expenses are eliminated in consolidation. To further align our business unit operations, we made additional changes to our previous segment structure, which included (1) shifting revenues and expenses related to certain time-division-multiplexing (“TDM”) voice and data services from Wholesale to Enterprise, (2) shifting revenues and expenses related to certain fiber-to-the-tower services from Wholesale to Kinetic and (3) reassigning certain costs and expenses. During the second quarter of 2023, we finalized the intercompany billing arrangements between the Kinetic and Wholesale business units and also adjusted certain expense assignments. Prior period segment information previously reported in the March 31, 2023 investor supplement has been revised to reflect these changes. A reconciliation of previously reported to revised segment information is included within this Investor Supplement.

As a result of the 2023 changes discussed above, our business operations are organized into four segments: Kinetic, Enterprise, Wholesale and OfficeSuite. The Kinetic business unit primarily serves customers in markets in which we are the incumbent local exchange carrier (“ILEC”) and provides services over network facilities operated by us. The Enterprise and Wholesale business units primarily serve customers in markets in which we are a competitive local exchange carrier (“CLEC”) and provide services over network facilities primarily leased from other carriers. The OfficeSuite business unit charges Kinetic, Enterprise and certain external reseller customers licensing fees for the usage of the OfficeSuite UC © product.

We use Adjusted EBITDA, Adjusted EBITDAR, Adjusted Free Cash Flow and Adjusted Capital Expenditures as key measures of the operational performance of our business. Our management, including the chief operating decision-maker, consistently uses these measures for internal reporting and the evaluation of business objectives, opportunities and performance, and the determination of management compensation. Management believes that Adjusted Free Cash Flow provides investors with useful information about the ability of our core operations to generate cash flow. Because capital spending is necessary to maintain our operational capabilities, we believe that capital expenditures represents a recurring and necessary use of cash. As such, we believe investors should consider our capital spending and payments due under our master leases with Uniti when evaluating the amount of cash provided by our operating activities.

WINDSTREAM HOLDINGS II, LLC

UNAUDITED ADJUSTED RESULTS OF OPERATIONS (NON-GAAP)
QUARTERLY SUPPLEMENTAL INFORMATION

for the quarterly periods in the years 2023 and 2022
(In millions)

2023	2022
Total	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
ADJUSTED RESULTS OF OPERATIONS:
Revenues and sales:
Service revenues	$1,999.4	$980.0	$1,019.4	$4,183.8	$1,042.9	$1,047.3	$1,034.1	$1,059.5
Product and fiber sales	18.8	10.9	7.9	45.1	10.3	12.6	10.8	11.4
Total revenues and sales	2,018.2	990.9	1,027.3	4,228.9	1,053.2	1,059.9	1,044.9	1,070.9

Costs and expenses:
Cost of services	927.9	457.0	470.9	2,017.3	476.2	516.6	498.1	526.4
Cost of sales	25.2	13.1	12.1	55.0	11.8	15.4	13.5	14.3
Selling, general and administrative	325.6	161.1	164.5	672.3	165.3	169.4	169.4	168.2
Costs and expenses	1,278.7	631.2	647.5	2,744.6	653.3	701.4	681.0	708.9

Adjusted EBITDAR (A)	739.5	359.7	379.8	1,484.3	399.9	358.5	363.9	362.0
Cash payment under master leases with Uniti	(335.5)	(168.0)	(167.5)	(668.9)	(167.5)	(167.5)	(167.2)	(166.7)
Cash received from Uniti per settlement agreement (B)	49.0	24.5	24.5	-	-	-	-	-
Adjusted EBITDA (C)	$453.0	$216.2	$236.8	$815.4	$232.4	$191.0	$196.7	$195.3

Pro forma Adjusted EBITDA (D)	$453.0	$216.2	$236.8	$908.3	$255.6	$214.2	$219.9	$218.6

Margins (E):
Adjusted EBITDAR margin	36.6%	36.3%	37.0%	35.1%	38.0%	33.8%	34.8%	33.8%
Adjusted EBITDA margin	22.4%	21.8%	23.1%	19.3%	22.1%	18.0%	18.8%	18.2%
Pro forma Adjusted EBITDA margin	22.4%	21.8%	23.1%	21.5%	24.3%	20.2%	21.0%	20.4%

Adjusted Capital Expenditures	$549.0	$245.9	$303.1	$1,067.2	$274.0	$296.4	$286.6	$210.2
Adjusted Free Cash Flow (F)	$(65.7)	$16.5	$(82.2)	$(212.9)	$13.6	$(116.6)	$(72.2)	$(37.7)

As of
6/30/2023
Debt Leverage Ratio:
Long-term debt, including current maturities (G)	$2,365.3
Add: Capital lease obligations	31.2
Less: Cash and cash equivalents	(29.3)
Net debt	(1)	$2,367.2

Twelve
Months Ended
6/30/2023
Pro forma Adjusted EBITDA	(2)	$922.8
Net leverage ratio (H) - computed as (1)/(2)	2.56	x

Available liquidity as of June 30, 2023:
Cash and cash equivalents	$29.3
Available capacity under credit facility (I)	395.7
Available liquidity	$425.0

(A)	Adjusted EBITDAR is earnings before interest expense, income taxes and depreciation and amortization and is calculated as operating income (loss) excluding depreciation and amortization, straight-line expense under the master leases with Uniti, equity-based compensation expense, and certain other costs.
(B)	In the fourth quarter of 2021, Uniti prepaid all of the quarterly amounts payable to Windstream in 2022.
(C)	Adjusted EBITDA is Adjusted EBITDAR after the cash payment due under the master leases with Uniti excluding additional rent paid for growth capital expenditures funded by Uniti and increased for cash received from Uniti per the settlement agreement.
(D)	Pro forma Adjusted EBITDA is Adjusted EBITDA as if Uniti's fourth quarter 2021 prepayment of all quarterly amounts due in 2022 were made as scheduled.
(E)	Margins are calculated by dividing the respective profitability measures by total revenues and sales.
(F)	Adjusted Free Cash Flow is Adjusted EBITDA less adjusted capital expenditures, additional rent paid for growth capital expenditures funded by Uniti and cash paid for interest on long-term debt obligations plus funding received from Uniti for growth capital expenditures and adjusted for cash (paid) refunded for income taxes, net.
(G)	Long-term debt, including current maturities excluding unamortized debt discount.
(H)	The net leverage ratio is computed by dividing net debt by Pro forma Adjusted EBITDA.
(I)	Available capacity under credit facility excludes outstanding letters of credit of $104.3 million of which $78.4 million was issued to Universal Service Administrative Company as a condition for Windstream receiving Rural Digital Opportunity Fund ("RDOF") funding.

See page 7 for computations of Adjusted EBITDAR, Adjusted EBITDA, Pro Forma Adjusted EBITDA, Adjusted Free Cash Flow and Adjusted Capital Expenditures.

WINDSTREAM HOLDINGS II, LLC

QUARTERLY SUPPLEMENTAL INFORMATION - REVENUE SUPPLEMENT
for the quarterly periods in the years 2023 and 2022

(In millions)

	2023			2022
	Total	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Service revenues:
Kinetic:
High-speed Internet bundles	$603.5	$303.9	$299.6	$1,160.2	$290.0	$291.4	$289.0	$289.8
Voice and other	36.0	17.6	18.4	76.6	18.0	18.9	18.5	21.2
Consumer	639.5	321.5	318.0	1,236.8	308.0	310.3	307.5	311.0
Small business	144.9	72.0	72.9	299.1	73.9	75.1	74.4	75.7
Large business	56.5	26.6	29.9	122.9	30.1	30.9	30.1	31.8
Wholesale	154.6	78.1	76.5	291.0	75.1	73.6	74.1	68.2
Switched access	6.7	3.4	3.3	18.3	3.9	4.3	4.8	5.3
RDOF funding	26.1	13.0	13.1	51.8	13.0	13.1	13.3	12.4
State USF	32.0	16.0	16.0	100.2	70.5	13.4	7.7	8.6
End user surcharges	34.4	15.9	18.5	69.2	18.1	19.3	15.3	16.5
Intersegment revenues (A)	7.4	3.6	3.8	17.1	4.2	4.2	4.3	4.4
Kinetic	1,102.1	550.1	552.0	2,206.4	596.8	544.2	531.5	533.9

Enterprise:
Strategic (B)	237.4	120.5	116.9	429.4	111.2	109.4	105.4	103.4
Advanced IP (C)	255.5	124.1	131.4	548.6	130.0	137.4	136.2	145.0
Total	492.9	244.6	248.3	978.0	241.2	246.8	241.6	248.4
TDM/Other (D)	211.3	92.0	119.3	648.0	119.2	163.1	173.7	192.0
End user surcharges	31.0	14.3	16.7	73.8	14.9	19.0	18.0	21.9
Intersegment revenues (E)	0.3	0.2	0.1	0.7	0.1	0.2	0.2	0.2
Enterprise	735.5	351.1	384.4	1,700.5	375.4	429.1	433.5	462.5

Wholesale:
Fiber and colocation services	168.8	82.3	86.5	293.6	74.7	78.1	73.4	67.4
Intersegment revenues (F)	48.0	23.6	24.4	99.3	24.9	24.8	24.7	24.9
Wholesale	216.8	105.9	110.9	392.9	99.6	102.9	98.1	92.3

OfficeSuite:
License fees	0.7	0.3	0.4	1.1	0.3	0.3	0.2	0.3
Intersegment revenues (G)	10.5	5.4	5.1	19.0	5.0	4.8	4.7	4.5
OfficeSuite	11.2	5.7	5.5	20.1	5.3	5.1	4.9	4.8
Total service revenues	2,065.6	1,012.8	1,052.8	4,319.9	1,077.1	1,081.3	1,068.0	1,093.5

Product and fiber sales:
Kinetic product sales	16.1	8.6	7.5	39.1	8.2	12.0	8.6	10.3
Enterprise product sales	0.7	0.3	0.4	4.3	0.4	0.6	2.2	1.1
Wholesale fiber sales	2.0	2.0	-	1.7	1.7	-	-	-
Total product and fiber sales	18.8	10.9	7.9	45.1	10.3	12.6	10.8	11.4
Total segment revenues and sales	$2,084.4	$1,023.7	$1,060.7	$4,365.0	$1,087.4	$1,093.9	$1,078.8	$1,104.9

(A)	Consists of charges to Enterprise for network transport services and last mile access to Enterprise locations within the Kinetic footprint.
(B)	Strategic revenues consist of recurring Secure Access Service Edge ("SASE"), Unified Communications as a Service ("UCaaS"), OfficeSuite UC©, and associated network access products and services. SASE includes both Software Defined Wide Area Network (“SD-WAN”) and Security Service Edge (“SSE”).
(C)	Advanced IP revenues consist of recurring dynamic Internet protocol, dedicated Internet access, multi-protocol label switching services, integrated voice and data, long distance and managed services.
(D)	TDM revenues consist of time-division multiplexing ("TDM") voice and data services. Other revenues include usage-based long-distance revenues and resale revenues as well as all non-recurring revenues.
(E)	Consists of charges to Kinetic for the resale of TDM voice and data services provisioned by Enterprise switching equipment.
(F)	Consists of charges to Kinetic and Enterprise for transport services including network and customer specific usage.
(G)	OfficeSuite UC© charges Kinetic and Enterprise licensing fees for the usage of the OfficeSuite UC© product.

WINDSTREAM HOLDINGS II, LLC

QUARTERLY SUPPLEMENTAL INFORMATION - BUSINESS SEGMENTS

for the quarterly periods in the years 2023 and 2022

(In millions)

	2023			2022
	Total	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Kinetic
Revenues and sales:
Service revenues	$1,102.1	$550.1	$552.0	$2,206.4	$596.8	$544.2	$531.5	$533.9
Product sales	16.1	8.6	7.5	39.1	8.2	12.0	8.6	10.3
Total revenues and sales	1,118.2	558.7	559.5	2,245.5	605.0	556.2	540.1	544.2
Costs and expenses	538.8	270.4	268.4	1,102.0	268.2	291.0	269.3	273.5
Intersegment costs and expenses (A)	30.9	15.4	15.5	61.4	15.5	15.4	15.2	15.3
Total costs and expenses	569.7	285.8	283.9	1,163.4	283.7	306.4	284.5	288.8
Kinetic contribution margin	$548.5	$272.9	$275.6	$1,082.1	$321.3	$249.8	$255.6	$255.4
Kinetic contribution margin %	49.1%	48.8%	49.3%	48.2%	53.1%	44.9%	47.3%	46.9%

Enterprise
Revenues and sales:
Service revenues	$735.5	$351.1	$384.4	$1,700.5	$375.4	$429.1	$433.5	$462.5
Product sales	0.7	0.3	0.4	4.3	0.4	0.6	2.2	1.1
Total revenues and sales	736.2	351.4	384.8	1,704.8	375.8	429.7	435.7	463.6
Costs and expenses	545.1	262.4	282.7	1,249.2	286.8	312.6	313.0	336.8
Intersegment costs and expenses (A)	64.3	31.9	32.4	131.9	33.0	32.9	33.0	33.0
Total costs and expenses	609.4	294.3	315.1	1,381.1	319.8	345.5	346.0	369.8
Enterprise contribution margin	$126.8	$57.1	$69.7	$323.7	$56.0	$84.2	$89.7	$93.8
Enterprise contribution margin %	17.2%	16.2%	18.1%	19.0%	14.9%	19.6%	20.6%	20.2%

Wholesale
Revenues and sales:
Service revenues	$216.8	$105.9	$110.9	$392.9	$99.6	$102.9	$98.1	$92.3
Fiber sales	2.0	2.0	-	1.7	1.7	-	-	-
Total revenues and sales	218.8	107.9	110.9	394.6	101.3	102.9	98.1	92.3
Costs and expenses	152.4	77.3	75.1	298.2	73.9	75.4	73.5	75.4
Intersegment costs and expenses (A)	(29.5)	(14.7)	(14.8)	(58.4)	(14.6)	(14.6)	(14.6)	(14.6)
Total costs and expenses	122.9	62.6	60.3	239.8	59.3	60.8	58.9	60.8
Wholesale contribution margin	$95.9	$45.3	$50.6	$154.8	$42.0	$42.1	$39.2	$31.5
Wholesale contribution margin %	43.8%	42.0%	45.6%	39.2%	41.5%	40.9%	40.0%	34.1%

OfficeSuite
Revenues and sales:
Service revenues	$11.2	$5.7	$5.5	$20.1	$5.3	$5.1	$4.9	$4.8
Total revenues and sales	11.2	5.7	5.5	20.1	5.3	5.1	4.9	4.8
Costs and expenses	1.8	0.9	0.9	4.4	1.1	1.1	1.0	1.2
Intersegment costs and expenses (A)	0.5	0.2	0.3	1.2	0.3	0.3	0.3	0.3
Total costs and expenses	2.3	1.1	1.2	5.6	1.4	1.4	1.3	1.5
OfficeSuite contribution margin	$8.9	$4.6	$4.3	$14.5	$3.9	$3.7	$3.6	$3.3
OfficeSuite contribution margin %	79.5%	80.7%	77.7%	72.1%	72.6%	73.5%	73.5%	68.8%

(A)	Intercompany costs and expenses include the effects of the intercompany billing agreements. In addition, charges for usage of network and colocation facilities owned or operated by Wholesale are reported as contra-expense on Wholesale with corresponding increases in the other business segments’ costs and expenses.

WINDSTREAM HOLDINGS II, LLC

QUARTERLY SUPPLEMENTAL INFORMATION - BUSINESS SEGMENTS

for the quarterly periods in the years 2023 and 2022

(In millions)

	2023			2022
	Total	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Total segment revenues and expenses
Revenues and sales:
Service revenues	$2,065.6	$1,012.8	$1,052.8	$4,319.9	$1,077.1	$1,081.3	$1,068.0	$1,093.5
Product and fiber sales	18.8	10.9	7.9	45.1	10.3	12.6	10.8	11.4
Total segment revenues and sales	2,084.4	1,023.7	1,060.7	4,365.0	1,087.4	1,093.9	1,078.8	1,104.9
Total segment costs and expenses	1,304.3	643.8	660.5	2,789.9	664.2	714.1	690.7	720.9
Segment contribution margin	780.1	379.9	400.2	1,575.1	423.2	379.8	388.1	384.0
Segment contribution margin %	37.4%	37.1%	37.7%	36.1%	38.9%	34.7%	36.0%	34.8%

Intersegment eliminations
Service revenues	$(66.2)	$(32.8)	$(33.4)	$(136.1)	$(34.2)	$(34.0)	$(33.9)	$(34.0)
Cost and expenses	(66.2)	(32.8)	(33.4)	(136.1)	(34.2)	(34.0)	(33.9)	(34.0)
Contribution margin	$-	$-	$-	$-	$-	$-	$-	$-

Consolidated revenues and sales
Service revenues	$1,999.4	$980.0	$1,019.4	$4,183.8	$1,042.9	$1,047.3	$1,034.1	$1,059.5
Product and fiber sales	18.8	10.9	7.9	45.1	10.3	12.6	10.8	11.4
Consolidated revenues and sales	$2,018.2	$990.9	$1,027.3	$4,228.9	$1,053.2	$1,059.9	$1,044.9	$1,070.9

Consolidated costs and expenses
Segment costs and expenses	$1,238.1	$611.0	$627.1	$2,653.8	$630.0	$680.1	$656.8	$686.9
Shared expenses (B)	40.6	20.2	20.4	90.8	23.3	21.3	24.2	22.0
Consolidated costs and expenses	$1,278.7	$631.2	$647.5	$2,744.6	$653.3	$701.4	$681.0	$708.9

Consolidated
Adjusted EBITDAR	$739.5	$359.7	$379.8	$1,484.3	$399.9	$358.5	$363.9	$362.0
Adjusted EBITDAR margin	36.6%	36.3%	37.0%	35.1%	38.0%	33.8%	34.8%	33.8%

(B)	Shared expenses are not allocated to the segments and primarily consist of accounting and finance, information technology, legal, and corporate program management activities that are centrally managed and are not monitored by management at a segment level.

WINDSTREAM HOLDINGS II, LLC

QUARTERLY SUPPLEMENTAL INFORMATION - OPERATING STATISTICS
for the quarterly periods in the years 2023 and 2022

(Units in thousands, Dollars in millions, except per unit amounts)

	2023			2022
	Total	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Kinetic Operating Metrics:
Next Gen high-speed Internet customers	340.3	340.3	315.9	287.2	287.2	263.6	230.7	194.5
Net customer additions	53.1	24.4	28.7	124.0	23.6	32.9	36.2	31.3

DSL high-speed Internet customers	814.7	814.7	846.8	878.5	878.5	909.9	946.4	980.1
Net customer losses	(63.8)	(32.1)	(31.7)	(121.7)	(31.4)	(36.5)	(33.7)	(20.1)

Total high-speed Internet customers	1,155.0	1,155.0	1,162.7	1,165.7	1,165.7	1,173.5	1,177.1	1,174.6
Net customer (losses) additions	(10.7)	(7.7)	(3.0)	2.3	(7.8)	(3.6)	2.5	11.2

Average revenue per high-speed Internet customer per month	$86.68	$87.41	$85.78	$82.57	$82.65	$82.65	$81.93	$82.63

Next Gen premises passed - Consumer	1,336	1,336	1,294	1,237	1,237	1,174	1,111	1,012
Next Gen premises passed - Business	174	174	173	170	170	170	169	162

Service Revenues Used in Average Revenue Per Month
Computations Above (per page 3):
High-speed Internet bundle revenues	$603.5	$303.9	$299.6	$1,160.2	$290.0	$291.4	$289.0	$289.8

Enterprise:
Strategic sales as a percentage of total Enterprise sales (A)	68.8%	69.5%	68.0%	65.7%	64.1%	67.9%	66.1%	64.4%

Total Capital Expenditures:	$554.1	$248.9	$305.2	$1,080.8	$275.8	$299.5	$290.6	$214.9
Incremental construction equipment capital expenditures (B)	(1.4)	(0.6)	(0.8)	(13.6)	(1.8)	(3.1)	(4.0)	(4.7)
Reimbursement for cost to remove equipment (C)	(3.7)	(2.4)	(1.3)	-	-	-	-	-
Adjusted Capital Expenditures	$549.0	$245.9	$303.1	$1,067.2	$274.0	$296.4	$286.6	$210.2

Adjusted Capital Expenditures by Segment:
Kinetic	$361.3	$159.1	$202.2	$719.8	$175.3	$200.9	$201.8	$141.8
Enterprise	83.5	36.5	47.0	159.7	38.3	43.8	41.0	36.6
Wholesale	98.9	47.9	51.0	174.3	56.6	48.4	40.1	29.2
OfficeSuite	5.3	2.4	2.9	13.4	3.8	3.3	3.7	2.6
Adjusted Capital Expenditures	$549.0	$245.9	$303.1	$1,067.2	$274.0	$296.4	$286.6	$210.2

(A)	Enterprise strategic sales consist of SASE, UCaaS, OfficeSuite UC© and associated network access products and services.
(B)	Consists of non-recurring capital expenditures for construction equipment to support the Company's internal engineering and fiber construction organization.
(C)	Reimbursement from the Federal Communications Commission ("FCC") for the cost to remove from our network certain equipment purchased from a Chinese manufacturer that we were required to remove by FCC order. Windstream completed the removal of this equipment in the first quarter of 2023 and we expect to receive total reimbursements of approximately $10 million from the FCC in 2023.

WINDSTREAM HOLDINGS II, LLC

QUARTERLY SUPPLEMENTAL INFORMATION - NON-GAAP RECONCILIATIONS
for the quarterly periods in the years 2023 and 2022

(In millions)

	2023			2022
	Total	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
ADJUSTED FREE CASH FLOW:
Operating (loss) income	$(10.2)	$(12.1)	$1.9	$(72.4)	$20.8	$(46.0)	$(38.7)	$(8.5)
Depreciation and amortization	395.2	199.5	195.7	801.4	189.8	211.0	202.7	197.9
EBITDA	385.0	187.4	197.6	729.0	210.6	165.0	164.0	189.4
Adjustments:
Straight-line expense under master leases with Uniti	335.9	168.7	167.2	657.4	166.0	164.7	163.7	163.0
Cash payment under master leases with Uniti	(335.5)	(168.0)	(167.5)	(668.9)	(167.5)	(167.5)	(167.2)	(166.7)
Cash received from Uniti per settlement agreement	49.0	24.5	24.5	-	-	-	-	-
Net (gain) loss on asset retirements and dispositions	(5.6)	(5.2)	(0.4)	51.1	6.4	17.1	25.4	2.2
Other costs (A)	21.0	7.2	13.8	38.8	14.1	9.6	9.3	5.8
Equity-based compensation	3.2	1.6	1.6	8.0	2.8	2.1	1.5	1.6
Adjusted EBITDA	453.0	216.2	236.8	815.4	232.4	191.0	196.7	195.3
Adjusted Capital Expenditures	(549.0)	(245.9)	(303.1)	(1,067.2)	(274.0)	(296.4)	(286.6)	(210.2)
Additional rent paid for growth capital expenditures funded by Uniti	(13.7)	(7.3)	(6.4)	(13.9)	(5.2)	(3.9)	(2.9)	(1.9)
Cash paid for interest on long-term debt obligations	(105.0)	(28.2)	(76.8)	(173.4)	(17.8)	(71.5)	(15.2)	(68.9)
Uniti funding of growth capital expenditures	158.7	91.2	67.5	237.9	79.8	66.5	43.4	48.2
Cash (paid) refunded for income taxes, net	(9.7)	(9.5)	(0.2)	(11.7)	(1.6)	(2.3)	(7.6)	(0.2)
Adjusted Free Cash Flow	$(65.7)	$16.5	$(82.2)	$(212.9)	$13.6	$(116.6)	$(72.2)	$(37.7)

COMPUTATION OF ADJUSTED EBITDA:
Operating (loss) income	$(10.2)	$(12.1)	$1.9	$(72.4)	$20.8	$(46.0)	$(38.7)	$(8.5)
Depreciation and amortization expense	395.2	199.5	195.7	801.4	189.8	211.0	202.7	197.9
Straight-line expense under master leases with Uniti	335.9	168.7	167.2	657.4	166.0	164.7	163.7	163.0
Net (gain) loss on asset retirements and dispositions	(5.6)	(5.2)	(0.4)	51.1	6.4	17.1	25.4	2.2
Other costs (A)	21.0	7.2	13.8	38.8	14.1	9.6	9.3	5.8
Equity-based compensation	3.2	1.6	1.6	8.0	2.8	2.1	1.5	1.6
Adjusted EBITDAR	739.5	359.7	379.8	1,484.3	399.9	358.5	363.9	362.0
Cash payment under master leases with Uniti	(335.5)	(168.0)	(167.5)	(668.9)	(167.5)	(167.5)	(167.2)	(166.7)
Cash received from Uniti per settlement agreement	49.0	24.5	24.5	-	-	-	-	-
Adjusted EBITDA	$453.0	$216.2	$236.8	$815.4	$232.4	$191.0	$196.7	$195.3

COMPUTATION OF PRO FORMA ADJUSTED EBITDA:
Adjusted EBITDA (per above)	$453.0	$216.2	$236.8	$815.4	$232.4	$191.0	$196.7	$195.3
Prepayment from Uniti received in fourth quarter of 2021	-	-	-	92.9	23.2	23.2	23.2	23.3
Pro forma Adjusted EBITDA (B)	$453.0	$216.2	$236.8	$908.3	$255.6	$214.2	$219.9	$218.6

(A) Other costs for the periods presented consist of the following:

	2023			2022
	Total	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Cost initiatives (1)	$7.3	$3.4	$3.9	$10.6	$4.5	$3.8	$2.2	$0.1
Severance and benefit costs	13.7	3.8	9.9	17.6	9.6	3.2	2.9	1.9
Start-up costs (2)	-	-	-	10.6	-	2.6	4.2	3.8
Other costs	$21.0	$7.2	$13.8	$38.8	$14.1	$9.6	$9.3	$5.8

(1)	Cost initiatives include lease termination costs, professional and consulting fees, and other miscellaneous expenses incurred in completing certain cost optimization projects.
(2)	Start-up costs primarily consisted of incremental wages, recruitment and training costs incurred in expanding the Company’s workforce to support its internal engineering and fiber construction organization.

(B)	Pro forma Adjusted EBITDA is Adjusted EBITDA as if Uniti's fourth quarter 2021 prepayment of all quarterly amounts due in 2022 were made as scheduled.

WINDSTREAM HOLDINGS II, LLC

RECONCILIATION OF PREVIOUSLY REPORTED TO REVISED SEGMENT INFORMATION

for the quarter ended March 31, 2023 and the year ended December 31, 2022

(In millions)

	Quarter Ended March 31, 2023
						Total
	Kinetic	Enterprise	Wholesale	OfficeSuite	Eliminations	Consolidated
Revenues and sales:
Total revenues and sales, as previously reported	$563.2	$384.8	$112.3	$5.5	$(38.5)	$1,027.3
Intersegment activity revisions (A)	(3.7)	-	(1.4)	-	5.1	-
Total revenues and sales, as revised	$559.5	$384.8	$110.9	$5.5	$(33.4)	$1,027.3

					Shared	Total
	Kinetic	Enterprise	Wholesale	OfficeSuite	Expenses	Consolidated
Contribution margin:
Contribution margin, as previously reported	$278.7	$69.7	$48.3	$4.3	$(21.2)	$379.8
Intersegment activity revisions (A)	(2.3)	-	2.3	-	-	-
Expense realignments (B)	(0.8)	-	-	-	0.8	-
Contribution margin, as revised	$275.6	$69.7	$50.6	$4.3	$(20.4)	$379.8

	Year Ended December 31, 2022
						Total
	Kinetic	Enterprise	Wholesale	OfficeSuite	Eliminations	Consolidated
Revenues and sales:
Total revenues and sales, as previously reported	$2,260.3	$1,704.8	$400.4	$20.1	$(156.7)	$4,228.9
Intersegment activity revisions (A)	(14.8)	-	(5.8)	-	20.6	-
Total revenues and sales, as revised	$2,245.5	$1,704.8	$394.6	$20.1	$(136.1)	$4,228.9

					Shared	Total
	Kinetic	Enterprise	Wholesale	OfficeSuite	Expenses	Consolidated
Contribution margin:
Contribution margin, as previously reported	$1,092.6	$323.7	$145.8	$14.5	$(92.3)	$1,484.3
Intersegment activity revisions (A)	(9.0)	-	9.0	-	-	-
Expense realignments (B)	(1.5)	-	-	-	1.5	-
Contribution margin, as revised	$1,082.1	$323.7	$154.8	$14.5	$(90.8)	$1,484.3

(A)	Reflects updates to intercompany billing agreements between Kinetic and Wholesale completed in the second quarter of 2023.
(B)	Reflects updates to cost and expense assignments completed in the second quarter of 2023.